TLGIT STKP2
TLGIT STKPA1

                          SUPPLEMENT DATED JUNE 5, 1998
                              TO THE PROSPECTUS OF

                             TEMPLETON REGION FUNDS
                                CLASS I/CLASS II
                              DATED AUGUST 1, 1997

                             TEMPLETON REGION FUNDS
                                  ADVISOR CLASS
                              DATED AUGUST 1, 1997

The ninth paragraph under "What are the Funds' Potential Risks?" is amended as follows:

     As a non-fundamental policy, Greater European Fund will limit its investment in Russian securities to 10% of its tota assets and Latin America Fund will limit its investment in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What are the Funds' Potential Risks?" in the SAI.

                                  * * * * * * *

                     Investors should retain this supplement
                              for future reference